THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION

August 23, 1999                                                 850,000 Warrants

                              SYMPOSIUM CORPORATION
                          410 Park Avenue, 18th Floor
                               New York, NY 10022

                        COMMON STOCK WARRANT CERTIFICATE

1.   THE WARRANTS.

     This certifies that Steve Antebi ("ANTEBI"), or registered assigns ("HOLDER"), is the holder of the number of warrants ("WARRANTS") of Symposium Corporation (the "COMPANY") set forth above. Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 4 hereof (each a "WARRANT SHARE") of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company for $5.00 per share (as adjusted from time to time pursuant to Section 4 hereof) (the "EXERCISE PRICE").

2.   EXPIRATION OF WARRANTS.

     The Warrants shall terminate and expire at 5:00 EST on August 23, 2004, unless sooner terminated pursuant to Section 4(b) hereof.

3.   EXERCISE OF WARRANTS.

     (a) Any Warrants that have become exercisable may be exercised by Holder only by delivery to the Company of:

          (i) written notice of exercise (the "EXERCISE NOTICE") in form and substance identical to Exhibit "A" attached hereto; and

          (ii) payment of the Exercise Price of the Warrant Shares in cash or by check.

     (b) Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.

     (c) Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

4.   ADJUSTMENTS UPON RECAPITALIZATION.

     (a) Subject to the provisions of Section 4(b), if any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Warrants will be appropriately adjusted in the class(es) and number of shares and exercise price per share of stock subject to the Warrants. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

     (b) The Warrants shall terminate upon a dissolution, liquidation or sale of substantially all of the assets of the Company, or a merger or consolidation in which the Company is not the surviving corporation; provided that the Warrants shall be exercisable notwithstanding the limitations in Section 3(a) for a period of at least 20 days from the date specified in a notice from the Company to Holder advising Holder of such dissolution, liquidation, sale of assets, merger or consolidation (and any exercise by Holder shall be contingent upon the consummation of such dissolution, liquidation, sale, merger or consolidation). The determination as to which party to a merger or consolidation is the "surviving corporation" shall be made on the basis of the relative equity interests of the consolidation, as follows: if following any merger or consolidation the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of the Warrants, the Company shall be the surviving corporation. In all other cases, the Company shall not be the surviving corporation. In making the determination of ownership by the shareholders of a corporation immediately after the merger or consolidation of equity securities pursuant to this Section 4(b), equity securities which the shareholders owned immediately before the merger or consolidation, as shareholders of another party to the transaction shall be disregarded. Further, for purposes of this Section 4(b) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

     (c) The provisions of this Section 4 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 4.

     (d) The grant of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (e) If the Warrants terminate prior to August 23, 2004 pursuant to Section 4(b) above, in lieu of paying the Exercise Price in cash or by check, Holder shall have the right to exercise the Warrants in full or in part by surrendering the Warrant Certificate in exchange for a number of shares of Common Stock equal to: (i) the aggregate Market Price of the Warrant Shares underlying the Warrants being exercised minus the aggregate Exercise Price of the Warrants being exercised, divided by (ii) the Market Price per share, each Market Price being determined as of the date of exercise. The "MARKET PRICE" on any date shall be: (i) if the reason for the termination is a transaction in which the common shareholders of the Company receive cash for their shares of Common Stock (for example, a "cash-out merger"), the Market Price shall be the cash per received by the common shareholders; and (ii) in any other circumstance, the Market Price shall be the average of the Daily Market Prices for each of the 10 trading days immediately preceding such date. The "DAILY MARKET PRICE" on any date shall be deemed to be the last reported sale price of the Common Stock on such date, or, in the case no such reported sales take place on such date, the last reported sale price on the preceding date on which there was a last reported sales price, as officially reported by the principal securities exchange in which the shares of Common Stock are listed or admitted to trading or by the Nasdaq Stock Market, or if the Common Stock is not listed or admitted to training on any national securities exchange or the Nasdaq Stock Market, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization or if Nasdaq is no longer reporting such information. If the Daily Market Price cannot be determined pursuant to the sentence above, the Daily Market Price shall be determined in good faith (using customary valuation methods) by resolution of the members of the board of directors of the Company based on the information best available to it.

5.   RIGHTS AS STOCKHOLDER.

     Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants pursuant to Section 3 hereof. The Company will provide to the Holder any notices and other documents which it provides to its shareholders generally at the time and in the manner in which it notifies its shareholders.

6.   TRANSFER OF WARRANT.

     Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration ("TRANSFER") the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Securities by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonable requested by the Company to ensure compliance by such transferee with the Securities Act.

7.   REPRESENTATIONS OF ANTEBI.

     Antebi hereby represents and warrants to the Company as follows:

     (a) He is acquiring the Warrants for his own account, for investment purposes only.

     (b) He understands that an investment in the Warrants involves a high degree of risk, and he has the financial ability to bear the economic risk of this investment in the Warrants, including a complete loss of such investment. He has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

     (c) He is an "accredited investor" as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act.

     (d) He has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Warrants.

     (e) He understands that the Warrants have not been registered under the Securities Act or under any state securities laws. He is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer placed on the Warrants may result in him being required to hold the Warrants for an indefinite period of time.

     (f) He believes that he has received all the information he considers necessary or appropriate for deciding whether to invest in the Warrants, and he has had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding the business, prospects and financial condition of the Company.

8.   REPRESENTATIONS OF THE COMPANY.

     The Company by represents and warrants to, and agrees with, the Holder as follows:

     (a) The Warrants have been duly authorized and are validly issued, fully paid and non-assessable;

     (b) The Warrant Shares have been duly authorized and upon issuance in accordance with the Warrants will be validly issued, fully paid and non-assessable; and

     (c) The Company has reserved and will continue to reserve from its authorized but unissued shares of Common Stock a sufficient number of shares for issuance upon exercise the Warrants.

9.   REGISTRATION OF WARRANT SHARES.

     (a) In the event that on or after January 1, 2000, the Company files a registration statement under the Securities Act, registering the sale by the Company of shares of Common Stock of the Company for cash (other than in connection with an employee benefit plan), the Company shall offer to include the Warrant Shares in the registration statement, and shall include the number of Warrant Shares which Antebi requests in writing be included within 15 days after receipt of the Company's notice; provided that if the if the offering is to be firmly underwritten:

     (i) Antebi may include Warrant Shares in the registration statement only if he agrees to sell the Shares to the underwriters in the public offering;

          (ii) If the managing underwriter advises the Company that it will not include shares of shareholders of the Company in the offering, then the Company shall have no obligation to include Warrant Shares in the registration statement;

          (iii) If the managing underwriter advises the Company that the number of shares which may be included is limited, the shares to be included shall first be allocated to the Company and then to all shareholders of the Company having the right to include shares, pro rata based on the number of shares held.

     The Company shall have the right, in its sole discretion, to determine not to proceed with any registration commenced or proposed to be commenced.

     (b) In connection with the registration, the Company will:

          (i) furnish to Antebi a copy of the registration statement and each amendment to the registration statement and such number of copies of the final prospectus included under such registration statement as Antebi may reasonably request in order to facilitate the distribution of the Warrant Shares owned by Antebi; and

          (ii) will notify Antebi of the issuance of any stop order by the Securities and Exchange Commission in connection with the registration statement.

     (c) As a condition to including any Warrant Shares in the registration statement, Antebi must complete and provide to the Company all questionnaires, powers of attorney, indemnities and other documents which reasonably be required by the Company in connection with the registration statement and execute any agreement approved by the Company and required by the underwriters (if any).

     (d) Following the effectiveness of the registration statement, upon receipt from the Company of a notice that the registration statement contains an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, Antebi will immediately discontinue disposition of Warrant Shares pursuant to the registration statement until the Company notifies Antebi that he may resume sales of Warrant Shares and, if necessary, provides to Antebi copies of the supplemental or amended prospectus. In such event, Antebi will deliver to the Company all copies, other than permanent file copies then in Antebi's possession, of the most recent prospectus covering the Warrant Shares.

     (e) The Company agrees to indemnify and hold harmless Antebi from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Warrant Shares (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by Antebi or on Antebi's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Warrant Shares concerned to such person.

     (f) Antebi agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 to the same extent as the foregoing indemnity from the Company to Antebi, but only (i) with respect to information furnished in writing by Antebi or on Antebi's behalf expressly for use in any registration statement or prospectus relating to theWarrant Shares, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 9(e) results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Warrant Shares concerned to such person.

     (g) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 4, such person (an "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

     (h) The obligations of the Company to include Warrant Shares in a registration statement shall terminate one year after the issuance of the Warrant Shares upon exercise of the Warrants.

     (i) In the event of an underwritten public offering of capital stock by the Company, Antebi agrees not to sell any capital stock of the Company (other than Warrant Shares included in the offering) during such period as may be reasonably requested by the managing underwriter of the offering (which period shall not be longer than the period during which the directors of the Company may not sell capital stock).

10.  GENERAL PROVISIONS.

     (a) NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:

                         If to the Company, to:
                         Symposium Corporation
                         410 Park Avenue, 18th Floor
                         New York, NY 10022
                         Attention: Ronald Altbach

                         If to Holder, to the address set
                         forth in the records of the Company,

or at such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (A) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (B) if given by any other means, when delivered at the address specified in this Section 10(a).

     (b) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     (c) LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.

     (d) MISCELLANEOUS. Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose. Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Warrant Certificate to be executed as of the date first above written.

                              SYMPOSIUM CORPORATION



                              By: /S/ RONALD ALTBACH
                                   -----------------------------------
                                   Ronald Altbach, Co-Chairman of the Board


ACCEPTED AND AGREED:


/S/ STEVE ANTEBI
-----------------------------------
Steve Antebi

                                  EXHIBIT "A"
                               NOTICE OF EXERCISE
               (TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANTS)

To: SYMPOSIUM CORPORATION

     The undersigned hereby elects to purchase shares of Common Stock (the "WARRANT SHARES") of Symposium Corporation, a Delaware corporation (the "COMPANY"), pursuant to the terms of the enclosed common stock warrant certificate (the "CERTIFICATE"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

     The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

     (i) The undersigned is acquiring the Warrant Shares for its own account, for investment purposes only.

     (ii) The undersigned understands that an investment in the Warrant Shares involves a high degree of risk, and the undersigned has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. The undersigned has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

     (iii) The undersigned is an "accredited investor" as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "ACT").

     (iv) The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of0 an investment in the Warrant Shares.

     (v) The undersigned understands that the Warrant Shares have not been registered under the Act or under any state securities laws. The undersigned is familiar with the provisions of the Act and Rule 144 thereunder and understands that the restrictions on transfer placed on the Warrant Shares may result in the undersigned being required to hold the Warrant Shares for an indefinite period of time.

     (vi) The undersigned believes that it has received all the information it considers necessary or appropriate for deciding whether to invest in the Warrant Shares, and the undersigned has had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding the business, prospects and financial condition of the Company.

     (vii) The undersigned agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration ("TRANSFER") any of the Warrant Shares except pursuant to an effective registration statement under the Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonable requested by the Company to ensure compliance by such transferee with the Act.

     Each certificate evidencing the Warrant Shares will bear the following legend:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION

Number of Warrants Exercised: ______________

Cashless Exercise ___ Yes ___ No (permitted only in certain circumstances)



Dated:
        -----------------------------------  -----------------------------------
                                                         [Name]


                                      A-2